EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Neonode Inc. (the “Company”) on Form 10-Q for the fiscal period ended June 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), the undersigned principal executive officer and principal financial officer of the Company, each hereby certify, solely for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas Eriksson	/s/ David W. Brunton
Thomas Eriksson	David W. Brunton
Chief Executive Officer	Chief Financial Officer
August 8, 2013	Vice President, Finance
and Secretary
August 8, 2013

The foregoing certification is being furnished (but not filed) solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.